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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 16, 2002

                                   BNC Bancorp
                             --------- ------------
             (Exact name of registrant as specified in its charter)



       North Carolina                                            47-0898685
 ------------------------      ---------------------         ------------------
(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No.)




                                831 Julian Avenue
                        Thomasville, North Carolina 27361
                        ---------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (336) 476-9200


                       Bank of North Carolina (FDIC Filer)
                       -----------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events:

On December 16, 2002, pursuant to an Agreement and Plan of Reorganization dated September 17, 2002, between BNC Bancorp and Bank of North Carolina (the "Bank"), BNC Bancorp acquired all the outstanding stock of the Bank resulting in a two-tier reorganization structure whereby BNC Bancorp became the holding company for the Bank (the "Reorganization"). Under the terms of the Agreement, each one of the existing and outstanding shares of Bank common stock, was converted, by operation of law, into one share of BNC Bancorp's common stock so that each existing shareholder of the Bank became a shareholder of BNC Bancorp, owning the same number and percentage of shares in BNC Bancorp as previously owned in the Bank. Shares of BNC Bancorp issued in connection with the Reorganization were not registered under the Securities Act of 1933, as amended, (the "Securities Act") in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Securities Act.

As a result of the Reorganization, BNC Bancorp is the successor issuer to Bank of North Carolina, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Bank has been subject to the informational requirements of the Exchange Act and in accordance with
Section 12(i) thereof has timely filed reports and other information with the FDIC. Such reports and other information filed by the Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, NW, Washington, DC 20006. The Bank filed under FDIC Certificate No. 33527.

Other than a Form 8-K, dated December 16, 2002, announcing consummation of the Reorganization, the last report filed by the Bank with the FDIC was the September 30, 2002 10-QSB. This Form 8-K is being filed by BNC Bancorp as the initial report of BNC Bancorp to the Securities and Exchange Commission (the "SEC") and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC. The first regular report to be filed by BNC Bancorp with the SEC will be the 10-KSB for December 31, 2002.

Item 7.  Financial Statements and Exhibits:

         (c)  Exhibits:

              (2)      Agreement and Plan of Reorganization

              (3)(i)   Articles of Incorporation of BNC Bancorp

              (3)(ii)  Bylaws of BNC Bancorp

              (4)      Specimen stock certificate of BNC Bancorp


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BNC BANCORP


Date: December 17, 2002                By:   /s/ W. Swope Montgomery, Jr.
                                          -----------------------------------
                                             W. Swope Montgomery, Jr.
                                             President and CEO